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                                                                    Exhibit 10.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT

      This First Amendment to Credit Agreement dated as of April 9, 2004, (this "Amendment") is among Northern Border Pipeline Company, a Texas general partnership, as Borrower (the "Borrower"), the Lenders (as defined below) and Bank One, NA, as Administrative Agent (in such capacity, the "Administrative Agent").

                                  INTRODUCTION

      Reference is made to the Credit Agreement, dated as of May 16, 2002 (as modified, the "Credit Agreement"), among the Borrower, the lenders parties thereto (the "Lenders"), the Syndication and Documentation Agents and the Arranger (each as defined therein) and the Administrative Agent.

      On March 9, 2004, Enron Corp. registered as a public utility holding company, and as of the date of this Amendment, such registration has been declared or has become effective.

      In connection with the foregoing, the Borrower, the Lenders, and the Administrative Agent have agreed to amend the Credit Agreement to reflect the current regulatory status of the Borrower in accordance with the terms set forth herein. Capitalized terms used herein but not defined herein shall have the meanings specified by the Credit Agreement.

      Therefore, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Lenders, and the Administrative Agent hereby agree as follows:

      Section 1. Amendments to Credit Agreement.

      (a)   Section 5.16 of the Credit Agreement is amended by replacing such
Section in its entirety with the following:

            SECTION 5.16 Public Utility Holding Company Act.

                  (a) (i) until the date (if any) on which Enron Corp. ceases to be a "registered holding company" under the Public Utility Holding Company Act of 1935, as amended ("PUHCA"), the Borrower and its Subsidiaries are each subject to regulation as a "subsidiary company" of a "registered holding company" within the meaning of PUHCA; and (ii) commencing on the earlier of (A) the date on which Enron Corp. ceases to be a "registered holding company" under PUHCA and (B) the date on which Enron Corp. ceases to own, directly or indirectly, a partnership interest in the Borrower, and thereafter, none of the Borrower or any of its Subsidiaries is a "holding company" or a "subsidiary company" of a "registered holding company", or an "affiliate" of a "registered holding company" or of a "subsidiary company" of a "registered holding company", within the meaning of PUHCA.

                  (b) The Borrower's performance of the Loan Documents, incurrence of Indebtedness contemplated by this Agreement and the

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            borrowing, repayment, and reborrowing of Loans hereunder is permitted by PUHCA and requires no authorization or approval of, or any notice to or filing with, or any exemption from, any governmental or public body or authority, or any subdivision thereof, other than (i) such authorizations, approvals, and exemptions as have already been obtained or notices or filings as have already been made or (ii) notices required to be filed after the incurrence of Indebtedness pursuant to applicable rules under PUHCA.

                  (c) The Borrower will timely comply with all applicable reporting requirements in connection with the incurrence of Indebtedness hereunder.

      Section 2. Waiver. The Administrative Agent and the Lenders waive any Default or Event of Default that may have existed during the period from December 29, 2003 through the effective date of this Amendment solely due to the representation and warranty in Section 5.16 regarding the PUHCA status of the Borrower and its Subsidiaries ceasing to be true and correct as a result of the SEC's denial the applications of Enron Corp. for exemptions from regulation under PUHCA. The foregoing waiver is limited to the extent described above and shall not be construed to be a waiver of any other terms of the Credit Agreement or of the Loan Documents.

      Section 3. Representations and Warranties. The Borrower represents and warrants that (a) the execution, delivery and performance of this Amendment are within the partnership power and authority of the Borrower and have been duly authorized by appropriate proceedings, (b) the execution, delivery and performance of this Amendment requires no authorization or approval of, or any notice to or filing with, or any exemption from, any governmental or public body or authority, or any subdivision thereof, other than (i) such authorizations, approvals, and exemptions as have already been obtained or notices or filings as have already been made or (ii) notices required to be filed after the incurrence of Indebtedness pursuant to applicable rules under PUHCA, (c) this Amendment constitutes a legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity, (d) no Default or Event of Default is continuing after giving effect to the waiver in Section 2 above, and
(e) the representations and warranties set forth in the Credit Agreement, as modified hereby, are true and correct as of the date of this Agreement.

      Section 4. Effectiveness. This Amendment shall become effective as of the date first set forth above, and the Credit Agreement shall be amended as provided herein as of such effective date, upon the satisfaction of the following conditions precedent:

      (a) the Borrower shall have delivered to the Administrative Agent written opinions of Troutman Sanders LLP in form and substance acceptable to the Administrative Agent and the Lenders; and

      (b) the representations and warranties in this Amendment shall be true and correct.

      Section 5. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas (without regard to conflicts of law principles).

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      Section 6. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered by telecopier.

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      EXECUTED as of the date first above written.

                                   NORTHERN BORDER PIPELINE COMPANY

                                   By:  Northern Plains Natural Gas Company,
                                        Operator

                                   By: /s/ Jerry L. Peters
                                   Name: Jerry L. Peters
                                   Title: Vice President & Treasurer

                                      -4-
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                                   BANK ONE, N.A.
                                   individually and as Administrative Agent

                                   By: /s/ Helen Carr
                                       Helen Carr
                                       First Vice President

                                      -5-
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                                   CITIBANK, N.A.

                                   By: /s/ Amy Pincu
                                   Name: Amy K. Pincu
                                   Title: Attorney-In-Fact

                                      -6-
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                                   BANK OF MONTREAL

                                   By: /s/ Cahal B. Carmody
                                   Name: Cahal B. Carmody
                                   Title: Vice President

                                      -7-
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                                   SUNTRUST BANK

                                   By: /s/ Mary Crawford Owen
                                   Name: Mary Crawford Owen
                                   Title: Vice President

                                      -8-
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                                   WACHOVIA BANK, NATIONAL ASSOCIATION

                                   By: /s/ Russell T. Clingman
                                   Name: Russell T. Clingman
                                   Title: Director

                                      -9-
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                                   ROYAL BANK of CANADA

                                   By: /s/ Tom J. Oberaigner
                                   Name: Tom J. Oberaigner
                                   Title: Attorney-In-Fact

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